SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 16, 2007

OXFORD MEDIA, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-51125	20-3270909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Technology Drive
Building H, Irvine, California  92618
(Address of Principal Executive Offices)

(949) 341-0050
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

I.	Exchange Transaction

Summary: On July 17, 2007, we closed a transaction which we refer to as the “Exchange Transaction”. Under the terms of this transaction, and pursuant to a Securities Exchange Agreement (which we refer to as the “Exchange Agreement”), we agreed to the following, among other things:

1.          The following persons (whom we refer to as the “Holders”), who collectively represented all of the creditors of the Company (other than our vendors and creditors for obligations incurred in the ordinary course of business, and two bridge notes which were converted in the Debenture Transaction described below) and with each of whom we have a pre-existing relationship due to their status as holders of our promissory notes, each agreed to convert their respective notes into a newly created series of preferred stock, referred to as “Series C Preferred Stock”:

a.          The following eight holders of our Senior Non-Convertible Notes: Palisades Master Fund, LP; Longview Fund, L.P.; Midsummer Investment, Ltd.; Camofi Master LDC; Crescent International, Ltd.; Plus Four Private Equities, L.P.; Lewis Jaffe; and, David L. Parker.

b.          The following three holders of our Convertible Subordinated Notes: Marsha S. Glazer and Jay M. Glazer; The Marital Trust Under The Richard L. Owens Trust Dated November 24, 1992; and, Andrew Rubenstein.

c.          The following six holders of our Subordinated Non-Convertible Notes: Edward Kelly; Paul & Kathleen Kelly; the assignee of the Notes held by Nick Yocca; Marsha S. Glazer and Jay M. Glazer; The Marital Trust Under The Richard L. Owens Trust Dated November 24, 1992; and, Andrew Rubenstein.

2.          The following persons (whom we also refer to as the “Holders”), who collectively owned of the issued shares of our Preferred Stock, and with each of whom we have a pre-existing relationship due to their status as holders of our Preferred Stock, each agreed to convert their respective shares of Preferred Stock into a newly created series of preferred stock, referred to as “Series C Preferred Stock”:

a.          Palisades Master Fund, LP as the holder of all our issued Series A Convertible Preferred Stock.

b.          Midsummer Investment, Ltd. as the holder of all of our issued Series B Preferred Stock.

3.          All Holders exchanged their securities for that number of shares of Series C Preferred Stock as reflected in the Exchange Agreement solely in exchange for their securities and for no other consideration.  The exchange ratio for each of the Holders is contained in the Exchange Agreement.

4.          All Common Stock purchase warrants or options held by each of the Holders were cancelled and were of no further force or effect.

5.          In connection with the issuance of the Series C Preferred Stock, we agreed to file a Certificate of Designation to set forth the preferences, rights, and limitations of the Series C Preferred Stock. The Certificate of Designation was duly approved by the unanimous consent of our Board of Directors, as was the entire Exchange Transaction.

6.          The Holders were granted registration rights on the Series C Preferred Stock they received under a Registration Rights Agreement, which imposes on us certain obligations to register that number of shares of our common stock into which the Series C Preferred Stock held by the Holders is convertible.

7.          The Exchange Agreement and the Registration Rights Agreement contain representations and warranties of the Company, as well as affirmative and negative covenants imposed by us and accepted as obligations of the Company. The Exchange Agreement and the Registration Rights Agreement also contain customary events of default; violation of covenants, subject in certain cases to stated grace periods; the occurrence of certain bankruptcy events; the prevention by governmental authorities of the conduct of a material part of our business; the occurrence of certain payment defaults in respect of other indebtedness; the handing down of certain material judgments adverse to the Company; and inaccuracy of representations and warranties.

8.          Each of the Holders agreed to vote (at the next annual meeting of our shareholders) in favor of a reverse stock split transaction, the exact terms and conditions of which have not yet been decided or proposed.

A copy of the Exchange Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  A copy of the Certificate of Designation is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Securities Act Exemption: The securities issued pursuant to the Exchange Transaction were acquired by the Holders in a transaction meeting the requirements of Sections 3(a)(9) and 18(b)(4)(C) of the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements. Each of the Holders represented its intention to acquire the securities for investment only and not with a view toward distribution. Each of the Holders was given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising.

Placement Agent: In connection with the Exchange Transaction, HPC Capital Management Corp. acted as our exclusive placement agent.

II.	Debenture Transaction

Summary: On July 17, 2007, we closed a transaction which we refer to as the “Debenture Transaction”. Under the terms of this transaction, we issued  our Senior Secured Debentures, the purchasers of which we refer to as the “Purchasers”. The Purchasers consisted of the following: Cantone Office Center, LLC (whom we refer to as “Cantone”); Palisades Master Fund, LP (whom we refer to as “Palisades”); Midsummer Investment, Ltd. (whom we refer to as “Midsummer”); and, Crescent International, Ltd. (whom we refer to as “Crescent”). We have a pre-existing relationship with three of these Purchasers, which relationships are summarized as follows: (i) Palisades was a Holder under the Exchange Agreement; previously was a holder of our Senior Non-Convertible Notes; and, was the owner of our Series A Preferred Stock; (ii) Midsummer was a Holder under the Exchange Agreement; previously was a holder of our Senior Non-Convertible Notes; and, was the owner of our Series B Preferred Stock; and, (iii) Crescent was a Holder under the Exchange Agreement; and, previously was a holder of our Senior Non-Convertible Notes.

We issued  our Senior Secured Debentures in the total principal amount of $4,210,526 in exchange for gross investment proceeds of $4,000,000. Cantone contributed $2,750,000 in cash. Palisades contributed $400,000 in cash and the $100,000 bridge note of the Company issued in favor of Palisades on June 29, 2007. Midsummer contributed $400,000 in cash and the $100,000 bridge note of the Company issued in favor of Midsummer on June 29, 2007. Crescent contributed $250,000 in cash. The proceeds received by the Company will be used for general corporate purposes.

Our Senior Secured Debentures have an interest rate of 12% per annum; a maturity date of four years; and, are secured by a lien on all of our assets pursuant to a Security Agreement. We are required to make interest payments at the end of each calendar quarter, and eight (8) equal installments of principal at the same time interest payments are due commencing on September 30, 2009, with all remaining amounts due hereunder on the maturity of the Senior Secured Debentures. Our obligations under the Senior Secured Debentures are guaranteed by each of our subsidiaries under a Subsidiary Guarantee executed by each of our subsidiaries. As additional consideration for the purchase of our Senior Secured Debentures, we also issued to the Purchasers (pro rata) that total number of shares of our Series C Preferred Stock which are convertible into 30% of the Company’s Common Stock on a fully diluted basis. The Series C Preferred Stock we issued as part of the Debenture Transaction obligates us to satisfy certain registration rights and limitations. All agreements and documents entered into or delivered as part of the Debenture Transaction were done so pursuant to a Securities Purchase Agreement we entered into with each of the Purchasers. We also entered into the Registration Rights Agreement, described above with regard to the Exchange Transaction, with each of the Purchasers.

The Securities Purchase Agreement, Senior Secured Debentures, Security Agreement, and the Subsidiary Guarantee (which we collectively refer to as the “Debenture Agreements”) contain representations and warranties of the Company, as well as affirmative and negative covenants imposed by us and accepted as obligations of the Company. The Debenture Agreements also contain customary events of default, including nonpayment of principal, interest, fees or other amounts when due; violation of covenants, subject in certain cases to stated grace periods; the attachment or seizure of a material portion of our assets; the occurrence of certain bankruptcy events; the prevention by governmental authorities of the conduct of a material part of our business; the occurrence of certain payment defaults in respect of other indebtedness; the handing down of certain material judgments adverse to the Company; and inaccuracy of representations and warranties. If an event of default occurs and is continuing, we may be required to repay all amounts outstanding under the Debenture Agreements. The Purchasers may elect to accelerate the maturity of amounts due under the Debenture Agreements upon the occurrence and during the continuation of an event of default.

A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. A copy of each of the Senior Secured Debentures is attached hereto as Exhibit 10.5 and is incorporated herein by reference. A copy of the Security Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference. A copy of the Subsidiary Guarantee is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Securities Act Exemption: The securities issued pursuant to the Debenture Transaction are being acquired by the Purchasers in a transaction meeting the requirements of Section 4(2) and/or Regulation D under the Securities Act, or in the case of foreign purchasers, Regulation S under the Securities Act, and have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. Each of the Purchasers represented its intention to acquire the securities for investment only and not with a view toward distribution. Each was given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising.

Placement Agent: In connection with the Debenture Transaction, HPC Capital Management Corp. acted as our exclusive placement agent.

III.	SVI Settlement

Summary: On July 17, 2007, we closed a transaction which we refer to as the “SVI Settlement. The SVI Settlement was reflected in a Settlement and Amendment Agreement (the “SVI Settlement Agreement”) ratified by our Board of Directors and executed with SVI Healthcare, Inc. (formerly known as SVI Systems, Inc.); Marsha S. & Jay M. Glazer; The Marital Trust Under The Richard L. Owens Trust Dated November 24, 1992; and, Andrew Rubenstein. We refer to these other parties, collectively, as the “SVI Parties”. We completed our acquisition of SVI Hotel Corporation from the SVI Parties in September, 2006. In conjunction with our acquisition of SVI Hotel Corporation, the Company issued a series of promissory notes in favor of the SVI Parties and entered into certain other agreements providing for, among other things, our Company and certain of the SVI  Parties to provide certain services to each other in the future (we refer to these other agreements as the “SVI Service Agreements”). Certain interest payments became due on the notes, with all principal also due on one of the notes. The Company and the SVI Parties also had a disagreement over certain issues relating to the SVI Service Agreements. The Company did not made any payments on any of the notes due to certain offsets to which the Company believed it was entitled. In turn, the SVI Parties issued us a written notice of our failure to make payment on the notes, and also identified certain issues regarding the SVI Service Agreements.

The SVI Settlement Agreement resolved all existing problems and issues related to the notes and the SVI Service Agreements. The more important aspects of the SVI Settlement Agreement are summarized as follows:

1.          All of our notes issued in favor of the SVI Parties were converted under the Exchange Transaction.

2.          The SVI Service Agreements were amended to provide the SVI Parties with additional consideration and time in which to use such consideration.

3.          The SVI Parties released our Company from all claims, losses, fines, penalties, damages, demands, judgments, debts, obligations, interests, liabilities, causes of action, breaches of duty, costs, expenses, judgments, and injunctions of any nature whatsoever, whether known or unknown, accruing up to the date of the SVI Settlement Agreement.

4.          Our Company agreed to release the SVI Parties from all claims, losses, fines, penalties, damages, demands, judgments, debts, obligations, interests, liabilities, causes of action, breaches of duty, costs, expenses, judgments, and injunctions of any nature whatsoever, whether known or unknown.

5.          The SVI Parties and our Company agreed to certain additional obligations under the SVI Settlement Agreement.

A copy of the SVI Settlement Agreement is attached to this current report as Exhibit 10.8.

IV.	Parker Settlement

Summary: On July 16 2007, we closed a transaction which we refer to as the “Parker Settlement”. Under the Parker Settlement, and pursuant to a Settlement and Release Agreement (the “Parker Settlement Agreement”) ratified by our Board of Directors and executed with one of our Board members, David L. Parker, we agreed as follows:

1.          As of and on July 16, 2007, Mr. Parker voluntarily resigned (i) his position as a member of our Board Directors; (ii) his position as the Secretary of the Company; and, (iii) all other positions, titles, and offices held by Mr. Parker in the Company and all of its controlled and affiliated entities.

2.          Mr. Parker agreed to terminate his employment agreement with us and waive all rights he might have to any further compensation or payment of any kind under that Employment Agreement.

3.          Mr. Parker released our Company from all claims, losses, fines, penalties, damages, demands, judgments, debts, obligations, interests, liabilities, causes of action, breaches of duty, costs, expenses, judgments, and injunctions of any nature whatsoever, whether known or unknown.

4.          We agreed to issue to Mr. Parker 6,300,000 shares of our common stock as additional consideration under the Settlement Agreement. Mr. Parker was granted the same registration rights as provided to all other parties under the Registration Rights Agreement discussed above in this Item 1.01, and which agreement is attached to this current report as Exhibit 10.2.

5.          Our Company agreed to release Mr. Parker from all claims, losses, fines, penalties, damages, demands, judgments, debts, obligations, interests, liabilities, causes of action, breaches of duty, costs, expenses, judgments, and injunctions of any nature whatsoever, whether known or unknown.

6.          Mr. Parker and our Company agreed to certain additional obligations under the Parker Settlement Agreement.

A copy of the Parker Settlement Agreement is attached to this current report as Exhibit 10.9.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION

See the description of the Debenture Transaction set out in Item 1.01 above, which description is incorporated in this Item 2.03 by reference.

Item 2.04	TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

See the discussion of the acceleration of the maturity date of the Senior Secured Debentures set forth in Item 1.01, above, which discussion is incorporated in this Item 2.04 by reference.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

See the description of the issuance of our Series C Preferred Stock in the Exchange Transaction and in the Debenture Transaction set forth in Item 1.01 above, which description is incorporated in this Item 3.02 by reference.

Item 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

See the description of the exchange of our notes and Series A and Series B Preferred Stock in regard to the Exchange Transaction, as set forth in Item 1.01 above, which description is incorporated in this Item 3.03 by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On and effective July 16, 2007, David L. Parker resigned (i) his position as a member of our Board Directors; (ii) his position as the Secretary of the Company; and, (iii) all other positions, titles, and offices held by Mr. Parker in the Company and all of its controlled and affiliated entities. Mr. Parker’s departure was voluntary and in conjunction with the Settlement Agreement discussed in Item 1.01 of this current report. Mr. Parker’s position on the Board was not immediately filled.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Exchange Agreement

10.2	Registration Rights Agreement

10.3	Certificate of Designation

10.4	Securities Purchase Agreement

10.5	Senior Secured Debentures

10.6	Security Agreement

10.7	Subsidiary Guarantee

10.8	SVI Settlement Agreement

10.9	Parker Settlement Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD MEDIA, INC.

      /S/ LEWIS JAFFE
LEWIS JAFFE, Chief Executive Officer

Date:   July 20, 2007